Subsequent Events	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18 – SUBSEQUENT EVENTS

On April 20, 2014, the Company assigned and transferred all of its rights and obligations under the cooperation agreement with Laifeng County to Laifeng Fengming Manor Hotel Management Co., Ltd. (“Fengming”) for approximately $2.7 million or RMB 17 million. Fengming is owned by Mr. Junyi Luo, Mr. Wenping Luo’s son. Mr. Wenping Luo does neither have any direct or indirect investment in Fengming nor hold any management position in Fengming.

On April 21 and April 22, 2014, the Company received governmental subsidies of approximately $34,000 in total for its 2013 bank loan interest expenditures. The Company cannot guarantee it will keep receiving subsidies from the government in the future.